Fees Summary	Jun. 23, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 1,132.39
Total Fee Amount	1,132.39
Total Transaction Valuation	8,199,801.71
Total Offset Amount	0
Net Fee	$ 0